UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 2, 2009
Odimo Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9858 Clint Moore Road, Boca Raton, Florida	33323

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-993-4703
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On March 2, 2009, Odimo Incorporated (the “Company”) sold 3,333,333 newly issued shares of common stock, par value $.001, to four investors, including 1,000,000 shares to an entity controlled by Alan Lipton, the Company’s Chairman of the Board of Directors. The aggregate purchase price for the 3,333,333 shares was $50,000. There were no underwriting discounts or commissions. The Company relied upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 in making the sale.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated
March 3, 2009	By:	/s/ Amerisa Kornblum
		Name:	Amerisa Kornblum
		Title:	President

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